EXHIBIT 99.1.2


THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THE DEALER
MANAGER, THE DEPOSITARY OR YOUR BROKER OR OTHER FINANCIAL ADVISOR CAN ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL (SEE BACK PAGE OF THIS DOCUMENT FOR ADDRESSES AND TELEPHONE NUMBERS).

                           LETTER OF TRANSMITTAL
                            FOR COMMON SHARES OF
                      SILENT WITNESS ENTERPRISES LTD.

------------------------------------------------------------------------------

    THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 4:30 PM (VANCOUVER TIME)
       ON DECEMBER 3, 2003 UNLESS THE OFFER IS EXTENDED OR WITHDRAWN

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This Letter of Transmittal,  properly completed and duly executed, together with all other required documents, must accompany certificates for common shares and associated Rights under the Shareholder Rights Plan (together, the "Common Shares") of Silent Witness Enterprises Ltd. (the "Company") deposited pursuant to the offer (the "Offer") dated October 28, 2003 made by SW Acquisition Inc. an indirect wholly-owned subsidiary of Honeywell International Inc. ("Honeywell").

The terms and conditions of the Offer are incorporated by reference in this Letter of Transmittal.

Capitalized terms used but not defined in this Letter of Transmittal which are defined in the Offer to Purchase and Circular dated October 28, 2003 have the meanings set out in the Offer to Purchase and Circular.

TO:       SW ACQUISITION INC. (THE "OFFEROR"),
          A WHOLLY OWNED INDIRECT SUBSIDIARY OF HONEYWELL

AND TO:   COMPUTERSHARE TRUST COMPANY OF CANADA (THE "DEPOSITARY")

The undersigned delivers to you the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such Common Shares upon the terms and conditions contained in the Offer. The following are the details of the enclosed certificate(s):


------------------------- --------------------- ------------------------ ----------------------
                               NAME(S) IN          NUMBER OF COMMON        NUMBER OF COMMON
 CERTIFICATE NUMBER(S)      WHICH REGISTERED     SHARES REPRESENTED BY     SHARES DEPOSITED
                                                      CERTIFICATE
------------------------- --------------------- ------------------------ ----------------------

------------------------- --------------------- ------------------------ ----------------------

------------------------- --------------------- ------------------------ ----------------------

------------------------- --------------------- ------------------------ ----------------------

------------------------- --------------------- ------------------------ ----------------------

                                        TOTAL:
                                                ------------------------ ----------------------

            (If space is insufficient, please attach a list in the above form.)


The undersigned acknowledges receipt of the Offer and represents and warrants that the undersigned has good and sufficient authority to deposit, sell and transfer the Common Shares represented by the enclosed certificate(s) (the "Deposited Shares") and that when the Deposited Shares are accepted for payment by the Offeror, the Offeror will acquire good title to the Deposited Shares free from all liens, charges, encumbrances, claims and equities and in accordance with the following:

IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED the undersigned irrevocably deposits, sells, assigns and transfers to the Offeror all of the right, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, property or other interests (collectively, "Distributions") which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them after October 28, 2003, as well as the right of the undersigned to receive any and all Distributions. If, notwithstanding such assignment, any Distributions are received by or made payable to or to the order of the undersigned, then the undersigned shall promptly pay, remit and deliver the whole of any such distribution to the Depositary for the account of the Offeror, together with the appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price payable by the Offeror pursuant to the Offer or deduct from the purchase price the amount or value thereof, as determined by the Offeror in its sole discretion.

Shareholders whose Common Share certificates are not immediately available or who cannot cause their Common Share certificates and all other required documents to be delivered to the Depositary at or before the Expiry Time must deliver their Common Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer, "Manner of Acceptance".

The undersigned irrevocably constitutes and appoints each of the Depositary and any director or officer of the Offeror, and any other person designated by the Offeror in writing (each an "Appointee"), as the true and lawful agent, attorney and attorney-in-fact and proxies of the undersigned with respect to the Deposited Shares taken up and paid for under the Offer and any Distributions on such Common Shares (which securities upon being taken up and paid for are, together with any Distributions, are hereinafter referred to as the "Purchased Securities"), effective on and after the date the Offeror takes up and pays for such Deposited Shares, with full power of substitution (such power of attorney, being coupled with an interest, being irrevocable). This Letter of Transmittal irrevocably authorizes an
Appointee: (a) to register or record the transfer and/or cancellation of such Purchased Securities (to the extent consisting of securities) on the appropriate register maintained by or on behalf of the Company; (b) to exercise any and all rights of the undersigned including, without limitation, in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company, to vote any or all Purchased Securities, to execute, deliver and revoke any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Purchased Securities and to designate in any such instrument, authorization or consent any person or persons as the proxy of the undersigned in respect of the Purchased Securities for all purposes; and (c) to execute, endorse and negotiate, for and in the name of and on behalf of the undersigned, any and all cheques or other instruments representing any distribution payable to or to the order of, or endorsed in favour of, the undersigned.

The undersigned revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares or any Distributions. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares or any Distributions by or on behalf of the undersigned, unless and until such time as the Deposited Shares are not taken up and paid for under the Offer when so required under the terms of the Offer, provided, that the undersigned may grant a proxy to management of the Company solely in connection with ordinary business to be conducted at an annual general meeting of the Company.

The undersigned agrees not to vote any of the Deposited Shares taken up and paid for under the Offer, or Distributions on such Deposited Shares consisting of securities, at any meeting (whether annual, special or otherwise or any adjournment thereof, including without limitation, any meeting to consider a Subsequent Acquisition Transaction) and not to exercise any of the other rights or privileges attaching to any of such Deposited Shares or Distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to the Offeror, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of the Offeror, any and all instruments of proxy, authorization or consent, in form and on terms satisfactory to the Offeror, in respect of any such Deposited Shares or Distributions consisting of securities. The undersigned agrees further to appoint in any such instruments of proxy authorizations or consents the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the undersigned in respect of such Deposited Shares or Distributions consisting of securities.

The undersigned covenants and agrees to execute all such documents, transfers and other assurances as may be necessary or desirable to complete the sale assignment and transfer of the Deposited Shares and Distributions effectively to the Offeror.

Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, the deposit of Common Shares pursuant to the Letter of Transmittal is irrevocable.

The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up the Deposited Shares, to mail the cheques, payable in Canadian funds, by first class mail, postage prepaid, or to hold such cheques for pick-up, in accordance with the instructions given below. Notwithstanding the foregoing, if payment by cheque is not permitted by law, the Depositary will arrange payment by other lawful means. Should any Deposited Shares not be purchased, the certificates for Deposited Shares and other relevant documents shall be returned in accordance with the instructions in the preceding sentence.

By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and each of you shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'utilisation d'une lettre d'envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont presumes avoir requis que tout contrat atteste par l'offre et son acceptation au moyen de la presente lettre d'envoi, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

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   Signature guaranteed by
(if required under Instruction 4):

                                                          Dated:                          , 200
                                                                --------------------------     --

----------------------------------------------         -----------------------------------------
      Authorized Signature of Guarantor                 Signature of Shareholder or Authorized
                                                          Representative - See Instruction 5

----------------------------------------------         -----------------------------------------
  Name of Guarantor (please print or type)             Name of Shareholder (please print or type)


----------------------------------------------         -----------------------------------------
 Address of Guarantor (please print or type)           Name of Authorized Representative, if applicable
                                                                   (please print or type)

                                                     -------------------------------------------
                                                            Daytime telephone number of
                                                      Shareholder or Authorized Representative



------------------------------------------------        ---------------------------------------------
                    BLOCK A                                                BLOCK B
           (see instructions 3 and 4)                                (see instruction 4)

 ISSUE CHEQUE IN THE NAME OF: (please                     SEND CHEQUE (Unless Block "C" is checked) TO:
 print or type)                                           (please print or type)



-------------------------------------------------       ----------------------------------------------
  (Name)                                                  (Name)

-------------------------------------------------       ----------------------------------------------
  (Street Address and Number)


-------------------------------------------------       ----------------------------------------------
  (City and Province or State)                            (Street Address and Number)


-------------------------------------------------       ----------------------------------------------
  (Country and Postal (Zip) Code)


-------------------------------------------------       ----------------------------------------------
  (Telephone - Business Hours)                            (City and Province or State)


-------------------------------------------------       ----------------------------------------------
  (Social Insurance or Social Security Number)            (Country and Postal (Zip) Code)

-------------------------------------------------       ----------------------------------------------


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                                  BLOCK C

                         [ ] HOLD CHEQUE FOR PICK-UP
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                  BLOCK D

                            (see instruction 2)

[ ] CHECK HERE IF COMMON SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING
  (please print or type)

Name of Registered Holder ______________________________
Date of Execution of Guaranteed Delivery ______________________________

Name of Institution which Guaranteed Delivery _______________________________

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       INVESTMENT DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

                            (see instruction 7)
                               (please print)

_________________________  _____________________________ _____________________
        (Firm)              (Registered Representative)   (Telephone Number)

_________________________  _____________________________
       (Address)                      (Fax)

[ ] CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED
[ ] CHECK HERE IF DISKETTE TO FOLLOW

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

                                INSTRUCTIONS

1.   USE OF LETTER OF TRANSMITTAL

     a. This Letter of Transmittal (or an originally signed facsimile thereof) together with accompanying certificates representing the Deposited Shares must be received by the Depositary at any of the offices specified below before 4:30 p.m. (Vancouver time) on December 3, 2003, the Expiry Time, unless the Offer is extended or unless the procedures for guaranteed delivery set out in paragraph 2 below are employed.

     b. The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received. The Offeror recommends that the necessary documentation be hand delivered to the Depositary at any of the offices specified below, and a receipt obtained; otherwise the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares. Delivery to any office or transmission other than to the specified office or facsimile number does not constitute delivery for this purpose.

2.   PROCEDURES FOR GUARANTEED DELIVERY

     If a Shareholder wishes to deposit Common Shares pursuant to the Offer and (i) the certificates representing such Common Shares are not immediately available or (ii) the Shareholder cannot deliver the certificates representing such Common Shares and all other required documents to the Depositary on a timely basis at or prior to the Expiry Time, such Common Shares may nevertheless be deposited provided that all of the following conditions are met:

     a. such a deposit is made by or through an Eligible Institution (as defined below);

     b. a properly completed and duly executed Notice of Guaranteed Delivery in the form accompanying this Letter of Transmittal or an originally signed facsimile thereof is received by the Depositary at its Toronto Office as set forth in the Notice of Guaranteed Delivery (by hand, facsimile transmission or mail) together with a guarantee in the form set forth in such Notice of Guaranteed Delivery by an Eligible Institution, at or prior to the Expiry Time; and

     c. the certificates representing the Deposited Shares in proper form for transfer together with a properly completed and duly executed copy of the Letter of Transmittal, or a manually signed facsimile, must be received at the Toronto office of the Depositary on or before the third trading day on the TSX after the Expiry Time.

     An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada and the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

3.   SIGNATURES

     This Letter of Transmittal must be filled in and signed by the holder of Common Shares accepting the Offer described above or by such holder's duly authorized representative (in accordance with Instruction 5).

     a. If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

     b. If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s) or if a cheque is to be issued to a person other than the registered owner(s):

          i.   such  deposited   certificate(s)  must  be  endorsed  or  be
               accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

          ii. the signature(s) on such endorsement or share transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 4 below.

4.   GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares or if payment is to be made in a name other than the registered owner(s), or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the registers of the Company, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.   FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

     Where this Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.   PARTIAL TENDERS

     If less than the total number of Common Shares evidenced by any certificate submitted is to be deposited, fill in the number of Common Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, new certificate(s) for the number of Common Shares not deposited will be sent to the registered holder unless otherwise provided as soon as practicable after the Expiry Time. The total number of Common Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.   SOLICITATION

     Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on the Letter of Transmittal. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the place of deposit.

8.   MISCELLANEOUS

     a. If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

     b. If Deposited Shares are registered in different forms (e.g. 'John Doe' and 'J. Doe') a separate Letter of Transmittal should be signed for each different registration.

     c. No alternative, conditional or contingent deposits will be accepted.

     d. The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

     e. Additional copies of the Offer to Purchase and Circular, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Dealer Manager or the Depositary at any of their respective offices at the addresses listed below.

9.   LOST CERTIFICATES

     If a share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements, which must be properly completed and submitted in good order to the Depositary on or prior to the Expiry Time.

                             THE DEPOSITARY IS:
                   COMPUTERSHARE TRUST COMPANY OF CANADA

                             For Information:
                         Telephone: (800) 564-6253
                  E-mail: caregistryinfo@computershare.com

              TORONTO                                  VANCOUVER
      For Delivery by Mail:                For Delivery by Courier or by Hand:

           P.O. Box 7021                           510 Burrard Street
      31 Adelaide Street East                          2nd Floor
          Toronto, Ontario                    Vancouver, British Columbia
              M5C 3H2                                   V6C 3B9
    Attention: Corporate Actions

For Delivery by Courier or by Hand:

       100 University Avenue
       9th Floor, North Tower
          Toronto, Ontario
              M5J 2Y1
    Attention: Corporate Actions


                           THE DEALER MANAGER IS:

                            RBC CAPITAL MARKETS

         IN CANADA:                          IN THE UNITED STATES:

         RBC DOMINION SECURITIES INC.        RBC DAIN RAUSCHER INC.
                 P.O. BOX 50                 Two Embarcadero Center
               Royal Bank Plaza                    Suite 1200
           Toronto, Ontario M5J 2W7      San Francisco, California 94111
                    Canada                             USA



ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY SHAREHOLDERS TO THE DEALER MANAGER OR THE DEPOSITARY AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES LISTED ABOVE. ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND CIRCULAR, THE LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY ALSO BE OBTAINED WITHOUT CHARGE FROM THE DEPOSITARY AT THE ADDRESS LISTED ABOVE. YOU MAY ALSO CONTACT YOUR BROKER, DEALER, BANK OR TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE.

OCTOBER 28, 2003